SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 5, 2004

PANERA BREAD COMPANY

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-19253 (Commission File Number)	04-2723701 (IRS Employer Identification No.)

6710 Clayton Road Richmond Heights, MO (Address of principal executive offices)	63117 (Zip Code)

314-633-7100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 7.	Exhibit

99.1	Press Release, dated August 5, 2004 (furnished pursuant to Item 12)

Item 12.	Results of Operations and Financial Condition

On August 5, 2004, Panera Bread Company issued a press release announcing its financial results for the second quarter ended July 10, 2004. A copy of the earnings release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANERA BREAD COMPANY

	By:	/s/ Mark E. Hood

Name: Mark E. Hood Title: Senior Vice President Chief Financial Officer
Date: August 5, 2004

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press Release, dated August 5, 2004, regarding second quarter 2004 earnings (furnished pursuant to Item 12)